UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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US GOLD CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS June 12, 2007
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS June 12, 2007
ELECTION OF DIRECTORS (Proposal 1 on Proxy Card)
PROPOSAL FOR RATIFICATION OF AUDITORS (Proposal 2 on Proxy Card)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD COMMITTEES AND OTHER BOARD INFORMATION
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
LEGAL PROCEEDINGS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGES IN CONTROL
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
ANNUAL REPORT ON FORM 10-KSB
OTHER MATTERS

US GOLD CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 12, 2007

The annual meeting of the shareholders of US Gold Corporation (the “Company”) will be held in the Vanity Ballroom at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, M5C 1E9, Canada on June 12, 2007 at 4:30 p.m. Eastern Time. A Shareholder Reception will immediately follow. The meeting will be held for the following purposes:

(1)	To elect six (6) directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualified; and

(2)	To ratify the appointment of KPMG LLP as the independent accountants for the Company for the year ending December 31, 2007; and

(3) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 23, 2007 as the record date for the determination of the holders of the Company’s stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on the books of the Company at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof.

All shareholders are invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE – PAID PROXY CARD OR OTHERWISE RETURN YOUR PROXY IN A MANNER DESCRIBED IN THE ACCOMPANYING PROXY CARD. Any shareholder attending the meeting may revoke his proxy and vote in person, even if that shareholder has returned a proxy.

A proxy statement explaining the matters to be acted upon at the annual meeting follows. Please read it carefully.

By Order of the Board of Directors

/s/  ROBERT R. MCEWEN

Chairman and Chief Executive Officer

Toronto, Ontario
April 25, 2007

PROXY STATEMENT

US GOLD CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
June 12, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of US Gold Corporation (“we”, “our” or “us”), to be voted at the annual meeting of shareholders to be held in the Vanity Ballroom at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, M5C 1E9, Canada on June 12, 2007 at 4:30 p.m. Eastern Time,, or at any adjournment or postponement of the meeting. This proxy statement and accompanying form of proxy were first mailed or given to our shareholders on or about April 30, 2007.

If the enclosed proxy is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Our shareholders may vote electronically through the Internet or by telephone by following the instructions included with their proxy card. Shareholders who own stock in brokerage accounts and through other “nominees” may vote electronically through the Internet or by telephone if the nominee participates in the ADP Investor Communication Services online program. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP’s program.

Shareholders who do not wish to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card by mail by the close of business on June 11, 2007. Signing and returning the proxy card or submitting the proxy via the Internet or telephone does not affect a shareholder’s right to vote in person at the meeting.

Executed Proxies that contain no instructions will be voted FOR each of the individuals nominated to be a director and FOR proposal 2 described in the Notice of Annual Meeting.

Shareholders who execute proxies for the annual meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to us, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

The cost of the meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by us. We may use the services of our directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers and others who hold our common stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

The holders of record of our common stock, no par value per share, and the holder of the Series A Special Voting Preferred Stock as of April 23, 2007 are entitled to notice of and to vote at the meeting. The holder of the one share of Series A Special Voting Preferred Stock holds the share as trustee for the holders of exchangeable shares of our subsidiary, US Gold Canadian Acquisition Corporation (“Canadian Exchange Co.”) as set forth in the Voting and Exchange Trust Agreement among US Gold Corporation, Canadian Exchange Co. and Computershare Trust Company of Canada dated March 22, 2007 (“Voting and Exchange Trust Agreement”). Each share of common stock is entitled to one vote. The Series A Special Voting Preferred share is entitled to as many votes as there are exchangeable shares outstanding. The voting trustee shall request notice of the meeting and related information on behalf of the holders of exchangeable shares and the holders of exchangeable shares are entitled to direct the voting trustee to cast one vote for each exchangeable share. The holders of the common stock and the holder of the Series A Special Voting Preferred Stock vote together as a single class.

On April 23, 2007, there were a total of 50,058,755 shares of common stock and 38,027,674 exchangeable shares outstanding. The presence in person or by proxy of not less than one-third of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting.

Brokers who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on non-routine proposals. Proposals such as the election of directors and the ratification of independent auditors are considered routine. Abstentions will be counted as present for purposes of establishing a quorum, and will have no effect on the election of directors or the ratification of the appointment of the independent accountants, as they will not be counted as votes for or against those matters.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD OR OTHERWISE RETURN YOUR PROXY BY INTERNET OR TELEPHONE VOTING PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)

The Board of Directors currently consists of six members, all of whom are nominated to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Directors and Executive Officers

The following table reflects our current directors and executive officers as of the date of this proxy statement:

			Board
			Position
Name	Age	Positions With the Company	Held Since

Robert R. McEwen	57	Chairman and Chief Executive Officer	2005
Ann S. Carpenter	49	President, Chief Operating Officer and Director	2006
Michele L. Ashby(2)(3)	51	Director	2005
Leanne M. Baker(1)(2)	54	Director	2005
Peter Bojtos(1)(3)	58	Director	2003
Declan J. Costelloe(1)(2)(3)	41	Director	2005
William F. Pass	60	Vice President, Chief Financial Officer and Secretary	—

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

All of our directors except Mr. McEwen and Ms. Carpenter are independent as defined under the rules of the American Stock Exchange (“Amex Rules”).

The following information summarizes the business experience for at least the last five years of our officers and directors and persons nominated to be our directors.

Nominees

We have nominated the following six individuals to serve as our directors until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Robert R. McEwen.  Mr. McEwen became our Chairman of the Board of Directors and Chief Executive Officer on August 18, 2005, shortly following his purchase of approximately 33.3% of our then outstanding common stock. Mr. McEwen is also the chairman and chief executive officer of Lexam Explorations, Inc., a public company engaged in the exploration and development of oil and gas properties, a position he has held since 1994. The common stock of Lexam is listed on the TSX Venture Exchange. Mr. McEwen resigned as the chairman of Goldcorp Inc. (formerly Goldcorp Investments) in October 2005. He was also the chief executive officer of that company from June 1986 until February 2005. Goldcorp is a corporation organized under the laws of the Province of Ontario, Canada, engaged in the business of exploring for and producing gold and other precious metals. The securities of Goldcorp are traded on the Toronto and New York Stock Exchanges.

Ann S. Carpenter.  Ms. Carpenter was appointed President and Chief Operating Officer on October 24, 2005 and elected to the Board of Directors on October 19, 2006. Prior to joining us, she was an independent consultant in the mining industry, focusing on resource assessment, evaluations and project development for properties in the United States, Mexico and South America. From November 1997 to 2003, she was the vice-president of exploration and development for NCGI, a private mining company. Since 1996, she has also worked with the Women’s Mining Coalition, a nonprofit entity, as a lobbyist for the mining industry.

Michele L. Ashby.  Ms. Ashby is the chief executive officer and founder of MINE, LLC, a Colorado limited liability company organized to promote natural resource companies to the investment community through private conferences. She has occupied that position since July 2005. From 1998 to 2005, she was the chief executive officer and founder of Denver Gold Group Inc., a Colorado not-for-profit corporation organized and operated as a trade association for the mining industry. In that capacity, she developed, marketed and organized annual conferences for participants in the industry and the investment community. From 1984 to 1995, she was a stockbroker and mining analyst with a regional investment banking firm located in Denver, Colorado.

Leanne M. Baker.  Dr. Baker is managing director of Investor Resources LLC and a registered representative with Puplava Securities, Inc., a broker-dealer with offices in the United States. Dr. Baker has been consulting for the mining and financial services industries since January 2002. Prior to that, she was an equity research analyst and managing director with Salomon Smith Barney from 1990 to 2001, where she helped build a research and investment banking franchise in the metals and mining sectors. She is a director of Agnico-Eagle Mines Ltd., with securities traded on the Toronto and New York Stock Exchanges; Reunion Gold Corporation, formerly known as New Sleeper Gold Corporation, with securities traded on the TSX Venture Exchange; and Kimber Resources Inc., with securities traded on the AMEX and Toronto exchanges. Dr. Baker has a Master of Science degree and a Ph.D. in mineral economics from the Colorado School of Mines.

Peter Bojtos.  Mr. Bojtos is licensed as a professional engineer in the Province of Ontario, Canada and for the past ten years has been a director of several U.S. and Canadian mining and exploration companies. From 1996 to 2005, Mr. Bojtos was vice-chair and vice-president of Fischer-Watt Gold Co. Inc., a public company organized in Nevada and developing a copper mine in Mexico. Since August 2005, he has been the chairman and president of that entity. He also serves on the board of directors of Queenstake Resources Ltd, Tournigan Gold Corp. and Apollo Gold & Energy Inc., of which he is also chairman and president. Queenstake has securities listed on the Toronto and American Stock Exchanges, Tournigan has securities listed on the TSX Venture Exchange, and Apollo and Fischer-Watt have securities traded on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc.

Declan J. Costelloe.  Mr. Costelloe is a chartered engineer (UK Engineering Counsel) and a mining geologist. He is president of Celtic Mining LLC, an independent mining consulting firm. From September 2003 until March 2006, he held the position of investment manager for Veneroso Associates Gold Advisors, an investment company focusing on the gold industry. Prior to that, he was the research director for that entity, a position he occupied from August 2000 to September 2003. He is a director of Vedron Gold, Inc. and Alexandria Minerals Corporation, both Canadian corporations with securities traded on the TSX Venture Exchange.

Our Executive Officers

In addition to Mr. McEwen and Ms. Carpenter (see biographies above), we have the following executive officer as of the date of this proxy statement:

William F. Pass.  Mr. Pass joined us in June 1988 and was appointed Corporate Secretary on September 1, 1991 and Vice President Administration on January 1, 1994. Effective February 1, 1996, Mr. Pass was appointed Vice President, Chief Financial Officer and Corporate Secretary.

Our officers serve at the pleasure of the Board of Directors.

Vote Necessary to Approve Proposal 1

If a quorum is present, directors are elected by a plurality of votes (i.e., the six candidates receiving the highest number of votes will be elected to the Board of Directors). You may vote for all of the nominees as directors, or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the nominees listed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR
RATIFICATION OF AUDITORS
(Proposal 2 on Proxy Card)

On April 25, 2007, the Audit Committee of the Board of Directors unanimously approved the appointment of KPMG LLP as the independent registered accounting firm who will conduct our financial audit for the year ending December 31, 2007, and solicits the ratification of this appointment by the shareholders. Stark Winter Schenkein & Co., LLP previously served as our independent registered accounting firm from 1999 until the appointment of KPMG. Our 2007 fiscal year will be the first year KPMG LLP will provide these services on our behalf. Neither KPMG, any of its members nor any of their associates, has any financial interest in the business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants.

Representatives of KPMG LLP are expected to be present at the annual meeting to respond to shareholders’ questions and to make any statements they consider appropriate.

Vote Necessary to Ratify Proposal 2

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required for the ratification of the appointment of the independent accountants. The Board of Directors unanimously recommends a vote FOR the ratification of appointment of the independent registered accounting firm, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us and Forms 5 and amendments thereto, if any, we are not aware that any person, who at any time during the fiscal year ended December 31, 2006 was a director, officer, beneficial owner of 10% more of our common stock, failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (“1934 Act”) during the most recent fiscal year or prior years.

BOARD COMMITTEES AND OTHER BOARD INFORMATION

Communications to the Board of Directors

The Board of Directors maintains a policy of reviewing and considering communications from our shareholders. Any shareholder who desires to contact the Board of Directors may do so by fax, telephone, or regular mail to the Board of Directors, c/o Corporate Counsel, to the attention of David J. Babiarz, Dufford & Brown, P.C., 1700 Broadway, Suite 2100, Denver, CO 80290, telephone 303-861-8013, fax 303-832-3804. Shareholders can also send electronic communications to the Board via e-mail to dbabiarz@duffordbrown.com. Counsel will forward the communication to the intended recipient. Such communications may also be forwarded to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board through our Corporate Counsel. Counsel will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the Chair of the Audit Committee who will report thereon to the non-management directors.

Our directors periodically review communications from shareholders and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Directors are also encouraged to attend the annual meeting of shareholders and receive communications directly from shareholders at that time. All of the members of the Board of Directors attended our 2005 annual meeting.

Board Committees and Meetings

The Board of Directors maintains a standing (i) Audit, (ii) Compensation and (iii) Nominating and Corporate Governance Committee. During the year ended December 31, 2006, the Board of Directors met 11 times and took action by consent in lieu of a meeting on 10 other occasions. No director attended less than 75% of the meetings held during 2006.

Audit Committee.  The Audit Committee appoints and oversees the independent registered accounting firm that audits our financial statements. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the auditors and any reports and recommendations made by them. The committee also oversees our financial reporting process, and is responsible for drafting an annual report to be included with our proxy statement. All the members of the Audit Committee are independent as defined under the Amex Rules and Rule 10A-3 of the 1934 Act. The Audit Committee met 4 times during the last fiscal year.

The Board of Directors has determined that Leanne Baker, the chairperson of the Audit Committee, qualifies as an audit committee financial expert in that she has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the audit committee functions. Dr. Baker acquired these attributes through experience in analyzing financial statements of companies, and through her experience as an audit committee member for other companies.

The Board of Directors adopted a written charter for the Audit Committee in July 2000 and subsequently adopted a revised charter in November 2006, a copy of which is available on our website at http://www.usgold.com.

Audit Committee Report.  The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:

We have reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2006 with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent accountants for 2006, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements. We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

We have also reviewed the various fees that we paid or accrued to Stark Winter Schenkein & Co., LLP during 2006 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

The following table sets forth fees paid to our independent accountants, Stark Winter Schenkein & Co., LLP, for the last two fiscal years:

	2006	2005

Audit Fees	$31,272	$12,100
Audit Related Fees	124,707	10,799
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$155,979	$22,899

It is the policy of the Audit Committee to engage the independent accountants selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent accountants are independent of the Company. Also in keeping with its policy, all services of the independent accountants reflected above were pre-approved by the Audit Committee.

Leanne M. Baker (Chairperson and member)
Peter Bojtos (member)
Declan J. Costelloe (member)

Compensation Committee.  The Compensation Committee is responsible for reviewing and recommending the compensation of our executive officers and directors and making recommendations to the Board regarding our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Compensation Committee approval). In performing this function, the committee considers, among other things, the types of compensation and amounts paid to executives and directors of public companies of equivalent size, stage of development in the industry and activity levels. The findings of this compensation review are used to determine an appropriate level of compensation for the executives and directors, reflecting the need to maintain competitiveness and recruit and retain qualified personnel within the context of our financial resources. Michele Ashby and Declan J. Costelloe were appointed to the Compensation Committee in November 2005. Leanne Baker joined the Committee in December 2006. All of the directors presently serving on the Compensation Committee are independent as defined in the Amex Rules. The committee met once during 2006.

A current copy of the Compensation Committee Charter is available on our website at http://www.usgold.com. The charter is reviewed annually and updated as necessary or appropriate.

Compensation Committee Report.  The Compensation Committee is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,
Michele L. Ashby (Chairperson and member)
Declan J. Costelloe (member)
Leanne M. Baker (member)

Compensation Committee Interlocks and Insider Participation.  No member of the Compensation Committee served as an officer or employee during the prior fiscal year or was formerly an officer or employee of our company or had any relationship requiring disclosure under the related party transaction rules. We are not aware that any relationships existed during the prior fiscal year where any of our executive officers served as a member of the compensation committee of another entity whose executive officers served on our Board of Directors or Compensation Committee or where any of our executive officers served as a director of another entity whose executive officers served on our Compensation Committee.

Nominating and Corporate Governance Committee.  In March 2006, the Board of Directors established a Nominating and Corporate Governance Committee, composed of two members, being Michele Ashby and Declan Costelloe. In December 2006, Peter Bojtos joined the Nominating and Corporate Governance Committee. All of the directors presently serving on the Committee are independent as defined in the Amex Rules. The Nominating and Corporate Governance Committee is responsible for periodically reviewing the size of the Board and its committee structure, identifying individuals that it believes are qualified to become members of the Board, recommending to the Board director nominees for the next annual meeting of shareholders, assisting the Board with its annual self-evaluation process, overseeing new director orientation and training and recommending and reviewing the corporate governance principles applicable to our directors, officers and employees. The committee met once during 2006.

A current copy of the Nominating and Corporate Governance Committee Charter is available on our website at http://www.usgold.com. The charter is reviewed annually and updated as necessary or appropriate.

The Nominating and Corporate Governance Committee will consider director candidates nominated by shareholders and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the committee. A shareholder who wishes to recommend a prospective director nominee should send a letter directed to the Nominating and Corporate Governance Committee c/o David J. Babiarz, Dufford & Brown, P.C., 1700 Broadway, Suite 2100, Denver, CO 80290. Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. The following information must be included in or attached to the letter:

•	name and address of the shareholder making the recommendation;

•	proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•	the name, address and resume of the recommended nominee; and

•	the written consent of the recommended nominee to serve as our director if so nominated and elected.

Specific minimum qualifications for directors and director nominees which the committee believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.

If vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Board, management, shareholders and other parties. The committee evaluates new nominees based on criteria including, but not limited to, independence, diversity, age, skills, experience, conflicts of interest and time availability and if warranted, may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.

Other Corporate Governance

The Board of Directors adopted a Corporate Opportunity Policy effective February 13, 2006, which provides that if a possible corporate opportunity becomes available to an officer or director, he or she must disclose the opportunity in reasonable detail to our Board of Directors and may not consummate the opportunity unless and until he or she has received the approval or ratification of the affirmative vote of a majority of the disinterested directors. For purposes of this policy, a “corporate opportunity” is any business opportunity in which we have expressed an interest or which we have identified as an opportunity by resolution of our Board of Directors.

On October 17, 2006, the Board of Directors adopted a revised Code of Business Conduct and Ethics and a set of Corporate Governance Guidelines. The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, fair dealing with others, confidentiality, and compliance with laws and regulations. The Corporate Governance Guidelines further articulate how we will conduct ourselves through our Board of Directors and the qualifications and expectations for the Board. A current copy of these documents is available on our website at http://www.usgold.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The individuals who served as our Chief Executive Officer and Chief Financial Officer during the year ended December 31, 2006, as well as other individuals included on the Summary Compensation Table below, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.

Overview of Compensation Philosophy, Objectives and Policies

Our goal in designing our executive and employee compensation is to achieve two principal objectives. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and certain key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of awards of stock options or restricted stock grants. The compensation program is designed to reward performance that supports our principles of building shareholder value, and may also recognize individual performance from time to time which the Compensation Committee believes significantly exceeds the company’s expectations. The Compensation Committee is vested with the authority to review and recommend the compensation program structure and level of compensation for the executive officers, directors and key employees of our company and may delegate its function to any subcommittee created by it.

Our present compensation structure for the named executive officers consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives, however, the Compensation Committee is presently exploring additional ways to ensure consistency or enhance our company’s compensation program and may add additional procedures or policies in order to assist our company achieve its compensation goals more effectively or efficiently. We believe that the present compensation structure appropriately aligns the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options and stock grants to executive officers and key employees under our Amended and Restated Equity Incentive Plan dated October 19, 2006 (the “Plan”). While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers to own shares of our stock.

The Compensation Committee annually reviews and recommends to the Board the level of compensation for the named executive officers and key employees. The Chief Executive Officer reports to the Committee regarding the individual performance of the other named executive officers. Additionally, the Committee considers recommendations from the named executive officers regarding incentive compensation for key employees of the officers’ respective business units.

Historically, our company has not paid a salary to Mr. McEwen while serving as Chief Executive Officer or as Chairman of the Board, at Mr. McEwen’s recommendation. The Board determined this was appropriate at the beginning of Mr. McEwen’s tenure due to the objective of conserving valuable working capital, however, the

Board may in the future determine that it would be in the best interest of our company to compensate Mr. McEwen or any other individual appointed to succeed Mr. McEwen as Chief Executive Officer. If this were to occur, our company would expect to compensate this individual in accordance with our compensation policies discussed above. Also in this event, the Compensation Committee would be responsible for annually reviewing the Chief Executive Officer’s performance in light of our company’s goals and objectives and either as a committee or together with the other independent members of the Board, determining the Chief Executive Officer’s compensation.

Compensation Consultants

The Compensation Committee is considering retaining a consulting firm in 2007 to review our current compensation program and policies. The consulting firm report will likely provide additional information relating to our peers for benchmarking purposes to further the competitiveness of our compensation program. The Committee also believes an independent review may further assist them with respect to ascertaining the preferred structure of the compensation program in light of our available resources and in part due to our recent acquisition activity.

Elements and Mix of Compensation

Base salary ranges for the named executive officers are established based on an evaluation of the competitive marketplace for similar positions in similarly situated companies. Within those ranges, individual rates vary based upon work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly-hired executives are determined at the time of hire taking into account the above factors other than tenure. In December 2006, the Compensation Committee reviewed the annual salaries of the named executive officers and recommended an increase in the Chief Financial Officer’s salary after the Committee evaluated the current marketplace. The Board approved an increase in the annual salary of Mr. Pass to $150,000 commencing December 1, 2006.

Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee, in its discretion, based on individual and overall company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation Committee, in its discretion, determines and recommends the amounts and timing of any bonus awards. If applicable and in the sole discretion of the Committee, a “merit-based” bonus may be recommended based on criteria such as exceptional performance, assuming additional responsibility without an increase in base compensation, or such other criteria which the Committee may determine from time to time. The Compensation Committee recommended and the Board awarded cash bonuses of $10,000 to Ms. Carpenter and $7,500 to Mr. Pass, respectively, during the fourth quarter of 2006. The Committee’s decision to award the bonus was primarily motivated by the desire to recognize these individuals for their efforts during the acquisition transactions which commenced in 2006.

The long-term incentive compensation component of our compensation program is comprised of equity awards and makes up a significant part of our named executive officers’ compensation package. Under the Plan, we are authorized to issue incentive and non-qualified stock options and make grants of restricted stock to the officers, directors and key employees of our company, including the named executive officers. There is no specific policy or procedure in place setting forth timing or amount of awards. The Compensation Committee, in its discretion, determines and recommends the amounts and timing of any equity awards. Although not required to do so, the Committee tends to grant stock option awards subject to a vesting schedule upon the hiring of an employee or election of a director. The stock options are priced based on the closing market price of our common stock on the grant date, which is the date the Board approves the award. The Committee also takes into consideration the potential tax consequences to the recipient and the company when determining the form of award. No equity awards were granted to the named executive officers in 2006, however, one-third of the 200,000 stock options awarded to the named executive officers in November 2005 vested in November 2006.

Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so on the same basis as our other employees. Our named executive officers do not receive perquisites and we do not maintain any non-equity incentive plans or deferred compensation plans.

Summary Compensation Table

The following table sets forth the total compensation paid to our named executive officers, including the Chief Executive Officer, President and Chief Operating Officer and Chief Financial Officer who were serving at the end of 2006, for the past three fiscal years:

							All
Name and				Stock	Option		Other
Principal Position	Year	Salary	Bonus	Awards	Awards		Compensation		Total

Robert R. McEwen	2006	$—	$—	$—	$—		$—		$—
Chairman and Chief	2005	$—	$—	$—	$—		$—		$—
Executive Officer(1)
Ann S. Carpenter	2006	$170,000	$10,000	$—	$—		$—		$180,000
President, Chief	2005	$31,875	$—	$—	$581,022	(3)	$—		$612,897
Operating Officer and Director(2)
William F. Pass	2006	$118,161	$7,500	$—	$—		$—		$125,661
Vice President Chief	2005	$101,528	$—	$—	$387,348	(3)	$452,026	(4)	$940,902
Financial Officer and	2004	$117,480	$—	$—	$—		$—		$117,480
Secretary

(1)	Mr. McEwen receives no compensation for service in his capacity as our Chief Executive Officer or as a director.

(2)	Ms. Carpenter was appointed President and Chief Operating Officer effective October 24, 2005 and does not receive additional compensation for her service as a director.

(3)	Valued in accordance with SFAS 123(R).

(4)	Represents (i) payments under an agreement dated July 28, 2005 where a prior employment agreement with Mr. Pass was terminated and he received a severance payment of $307,101 and (ii) deferred salary of $144,925 in connection with a change in control transaction. Mr. Pass executed a new employment agreement with our company effective March 30, 2006.

The named executive officers received salary as specified in the terms of their respective employment agreements. On October 24, 2005, we entered into an employment agreement with Ann S. Carpenter as our President and Chief Operating Officer. The agreement has a three-year term and provides for a base salary of $170,000 per year plus customary benefits such as health and group life insurance. In addition, we issued stock options to Ms. Carpenter under our Plan, granting her the right to purchase 300,000 shares of common stock for a period of 10 years. Of the options granted to Ms. Carpenter, 166,666 are exercisable as of the date of this proxy statement and the remaining 133,334 options vest as to 66,667 on November 14, 2007 and 66,667 on November 14, 2008 so long as Ms. Carpenter remains with us. In October 2006, Ms. Carpenter was elected as a director of our company and does not receive additional compensation. There were no grants of plan-based awards to Ms. Carpenter in 2006.

After terminating his employment agreement in 2005 in connection with a change in control transaction, Mr. Pass continued his employment with our company on an at-will basis until we entered into a new employment agreement with him as our Vice President and Chief Financial Officer on March 30, 2006. The agreement is for a term of three years and the base salary was increased from $115,267 to $150,000 commencing December 1, 2006. We issued stock options to Mr. Pass under our Plan granting him the right to purchase 200,000 shares of common stock for a period of 10 years. Of the options granted to Mr. Pass, 33.3% became exercisable on November 14, 2006. Mr. Pass exercised 40,000 options in December 2006. The remaining options vest as to 33.3% on November 14, 2007 and 33.3% on November 14, 2008 so long as Mr. Pass remains with us. There were no grants of plan-based awards to Mr. Pass in 2006.

Outstanding Equity Awards at Fiscal Year-End

The outstanding equity awards for the named executive officers as of December 31, 2006 are as follows:

	Option Awards					Stock Awards
Equity
								Incentive	Equity
								Plan	Incentive Plan
								Awards:	Awards:
			Equity					Number	Market or
			Incentive					of	Payout
			Plan					Unearned	Value of
			Awards:					Shares,	Unearned
	Number of	Number of	Number of			Number	Market	Units or	Shares,
	Securities	Securities	Securities			of Shares	Value of	Other	Units or
	Underlying	Underlying	Underlying			or Units	Shares	Rights	Other
	Unexercised	Unexercised	Unexercised	Option	Option	of Stock	Or Units	That	Rights
	Options	Options	Unearned	Exercise	Expiration	That Have	That Have	Have Not	That Have
Name	Exercisable	Unexercisable	Options	Price	Date	Not Vested	Not Vested	Vested	Not Vested
	(#)	(#)	(#)	($)		(#)	(#)	(#)	($)

Ann S. Carpenter	100,000	—	—	$2.09	10/24/2015	—	—	—	$—
Ann S. Carpenter	66,666	133,334	—	$2.12	11/14/2015	—	—	—	$—
William F. Pass	26,666	133,334	—	$2.12	11/14/2015	—	—	—	$—

We did not grant equity awards to the named executive officers during 2006. Under our Plan, there were 764,637 unoptioned shares at the beginning of 2006 and 4,335,637 unoptioned shares at the end of 2006.

Option Exercises and Stock Vested Table

The options exercised by named executive officers during the 2006 fiscal year are as follows:

	Option Awards			Stock Awards
		Value Realized		Number
	Number of	on Exercise		of Shares
	Shares Acquired	Unexercised		Acquired on	Value Realized
Name	on Exercise	Options		Vesting	on Vesting
	(#)	($)		(#)	($)

William F. Pass	40,000	$94,000	(1)	—	—

(1)	Valued at actual gain being market price at exercise less exercise price.

Severance Arrangements

As discussed above in the narrative to the Summary Compensation Table, we have employment agreements with Ms. Carpenter and Mr. Pass. Both of these individuals may only be terminated by us for “cause,” as defined in their respective agreements. If we terminate Ms. Carpenter without cause or if she resigns with good reason, including if we experience a “change in control,” she would be entitled to a severance payment equal to two years salary. If we terminate Mr. Pass without cause or if he resigns with good reason, including if we experience a “change in control,” he would be entitled to a severance payment equal to six months salary.

Director Compensation

In November 2005 we established a cash compensation program for our directors, in addition to long-term incentive equity awards. Directors receive fees of $20,000 annually for their service. The compensation received by our directors for fiscal 2006 is as follows:

	Fees Earned				Non-Equity	All
	or Paid		Stock	Option	Incentive Plan	Other
Name(1)	in Cash		Awards	Awards	Compensation	Compensation	Total

Michele Ashby	$20,000		$—	$—	$—	$—	$20,000
Leanne Baker	$20,000		$—	$—	$—	$—	$20,000
Peter Bojtos	$40,000	(2)	$—	$—	$—	$—	$40,000
Declan Costelloe	$55,000	(2)	$—	$—	$—	$—	$55,000

(1)	Mr. McEwen and Ms. Carpenter are omitted from this table since they did not receive compensation in 2006 for service as a director.

(2)	Includes additional compensation awarded to the director for his service on the special committee which oversaw our acquisition transactions from March 2006 until their completion in March 2007.

Directors may receive additional compensation for service on board committees as recommended by the Compensation Committee and approved in the Board’s discretion. On November 14, 2005, each director except Mr. McEwen and Ms. Carpenter was issued stock options to purchase 100,000 shares of our common stock priced at the closing price of our common stock on the grant date, or $2.12 per share. The options are subject to a three-year vesting schedule beginning on November 14, 2006. The remaining two-thirds will vest on November 14, 2007 and November 14, 2008, respectively. Of the 33,333 options that vested for each director on November 14, 2006, Ms. Ashby exercised 10,000 options in December 2006 and Dr. Baker exercised 12,000 options in January 2007.

LEGAL PROCEEDINGS

No material legal proceedings, to which we are a party or to which our property is subject, is pending or is known by us to be contemplated. Also, we are not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of our voting securities is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures and Policies.  We consider “related party transactions” to be transactions between our company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of the company’s stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a financial interest.

Effective November 16, 2006, we implemented a new procedure for review and approval of related party transactions. The Audit Committee is vested with the responsibility of evaluation and approval of any potential related party transaction, unless a special committee consisting solely of disinterested and independent directors (as defined in the Amex Rules) is appointed by the Board of Directors. Prior to implementing this procedure, related party transactions were reviewed and approved by a majority of disinterested directors. The revised policies and procedures for related party transactions are set forth in our Corporate Governance Guidelines and Audit Committee Charter, both of which are available on our website at http://www.usgold.com.

Robert R. McEwen.  On February 22, 2006, Mr. McEwen participated in our private placement financing and purchased 667,000 subscription receipts for $4.50 per subscription receipt upon the same terms as the other purchasers of subscription receipts. On August 10, 2006 each subscription receipt was converted into one share of common stock and one-half of one common stock purchase warrant. Each whole warrant is exercisable until February 22, 2011 to acquire one additional share of our common stock at an exercise price of $10.00.

On February 12, 2007, we commenced formal offers to acquire all the outstanding shares of White Knight Resources Ltd. (“White Knight”), Nevada Pacific Gold Ltd. (“Nevada Pacific”) and Tone Resources Limited (“Tone Resources”) (collectively, the “Target Companies”). These offers expired on March 23, 2007 and we took up and paid for all of the common shares of the Target Companies that were validly tendered and not withdrawn shortly thereafter.

Prior to the commencement of the tender offers, Mr. McEwen, our Chairman and Chief Executive Officer, held securities of each of the three Target Companies. He also served on the boards of directors of Nevada Pacific and Tone Resources prior to resigning in May 2006. Mr. McEwen owned 9,552,427 common shares of White Knight, 12,500,000 common shares of Nevada Pacific and warrants exercisable to acquire 12,500,000 common shares of Nevada Pacific and 2,500,000 common shares of Tone Resources and warrants to acquire 2,500,000 common shares of Tone Resources.

In connection with our offers, Mr. McEwen tendered all of his shares in the Target Companies and received exchangeable shares of Canadian Exchange Co., which are exchangeable on a one-for-one basis with our common stock. Mr. McEwen received 0.23 exchangeable share of Canadian Exchange Co. for each share of Nevada Pacific, 0.26 exchangeable share of Canadian Exchange Co. for each share of Tone Resource and 0.35 exchangeable share of Canadian Exchange Co. for each share of White Knight for a total of 6,868,350 exchangeable shares.

Effective June 1, 2006, we entered into a management services agreement (“Services Agreement”) with 2083089 Ontario Inc. (“208”) pursuant to which 208 agreed to provide us with services including public and investor relations, market analysis and research, property evaluation, sales and marketing and other administrative support during the term of the Services Agreement. The Services Agreement extended until December 31, 2006 and provided for total payments of $540,400 in seven equal monthly installments, plus additional amounts incurred by 208 at its actual cost and subject to approval of the independent members of our Board of Directors. We have entered into another Services Agreement with 208 effective January 1, 2007 and expiring December 31, 2007, under substantially the same terms as the prior agreement except for total payments to be provided under the agreement of approximately $336,500. A company owned by Robert McEwen is the owner of 208, and Mr. McEwen is the chief executive officer and sole director of 208.

Ann S. Carpenter.  Prior to the commencement of the tender offers, Ms. Carpenter, our President and Chief Operating Officer, held securities of two of the three Target Companies. Ms. Carpenter owned 4,000 common shares of White Knight and 5,000 common shares of Nevada Pacific. Ms. Carpenter tendered all of her shares in the Target Companies and received exchangeable shares of Canadian Exchange Co., which are exchangeable on a one-for-one basis with our common stock. Ms. Carpenter received 0.23 exchangeable share of Canadian Exchange Co. for each share of Nevada Pacific and 0.35 exchangeable share of Canadian Exchange Co. for each share of White Knight for a total of 2,550 exchangeable shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 23, 2007 there were a total of 50,058,755 shares of our common stock and one share of our Series A Special Voting preferred stock outstanding. Additionally, there are also 8,350,000 outstanding warrants to purchase shares of our common stock, exercisable until February 22, 2011 for $10.00 per share. There are 1,002,000 broker warrants currently outstanding which are exercisable for an equal number of units until August 22, 2007 for $4.50 per unit. Each unit consists of one share of common stock and one-half of one common stock purchase warrant (the warrants are exercisable under the same terms stated above). The amount of common stock outstanding excludes any shares issuable upon exercise of outstanding warrants or options, except as set forth in the table.

In connection with our tender offers for the Target Companies, we issued 38,027,674 exchangeable shares of Canadian Exchange Co., excluding additional shares that may be issued upon completion of the second stage of our acquisitive transactions, the exercise of options or warrants of the Target Companies or warrants or options that may become exercisable for additional exchangeable shares or options. The holders of exchangeable shares can exchange the shares for our common stock on a one-for-one basis. We issued to the voting and exchange trustee one share of Series A Special Voting Preferred Stock to be held for and on behalf of, and for the use and benefit of, the registered holders from time to time of exchangeable shares (other than us or our subsidiaries) and in accordance with the provisions of the Voting and Exchange Trust Agreement.

The voting and exchange trustee will be entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the one share of Series A Special Voting Preferred Stock on all matters that may properly come before our shareholders at a meeting of shareholders. The share of Series A Special Voting Preferred Stock will have that number of votes, which may be cast by the voting and exchange trustee at any meeting at which our shareholders are entitled to vote, equal to the number of outstanding exchangeable shares (other than shares held by us or our subsidiaries). The holders of our common stock and the holder of the Series A Special Voting Preferred Stock vote together as a single class.

All rights of a holder of exchangeable shares to exercise votes attached to the share of Series A Special Voting Preferred Stock will cease upon the exchange of that holder’s exchangeable shares for shares of our common stock.

The following table describes the ownership of our voting securities as of April 23, 2007 by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock (assuming for such purposes that the exchangeable shares owned by such persons, if any, constitute outstanding shares of our common stock). The total number of shares of our common stock outstanding as of April 23, 2007 (assuming for such purposes that the exchangeable shares owned by such persons, if any, constitute outstanding shares of our common stock) is 88,086,429. Unless otherwise stated, the address of each individual is the address of our executive office, 165 S. Union Blvd., Suite 565, Lakewood, Colorado 80228. All ownership is direct, unless otherwise stated.

In calculating the percentage ownership for each shareholder, we assumed that any options or warrants owned by an individual and exercisable within 60 days are exercised, but not the options or warrants owned by any other individual.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage

Robert R. McEwen(1)	18,968,850	(2)(3)	21.5%
Peter Bojtos(1)	148,333	(4)	*
Declan Costelloe(1)	38,333	(4)	*
Michele L. Ashby(1)	33,333	(5)	*
Leanne M. Baker(1)	33,333	(6)	*
Ann S. Carpenter(1)	169,216	(7)(8)	*
William F. Pass(1)	413,741	(9)	*
NovaGold Resources, Inc.(10)
P.O. Box 24, Suite 2300 200 Granville Street Vancouver, British Columbia V6C 1S4,
Canada	5,374,544		6.1%
All officers and directors as a group (seven individuals)	19,805,139	(2)(3)(4)(5)(6)(7)(8)(9)	22.3%

*	Less than one percent.

(1)	Officer or Director.

(2)	Includes 335,000 shares of common stock issuable upon warrants that are immediately exercisable.

(3)	Includes 6,868,350 exchangeable shares which may be exchanged on a one-to-one basis for our common stock.

(4)	Includes 33,333 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(5)	Includes 23,333 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(6)	Includes 21,333 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(7)	Includes 166,666 shares underlying stock options which are exercisable within 60 days of this proxy statement.

(8)	Includes 2,550 exchangeable shares which may be exchanged on a one-to-one basis for our common stock.

(9)	Includes 26,666 shares underlying options that are exercisable within 60 days of the date of this proxy statement.

(10)	As reported in a Schedule 13D filed with the SEC on August 3, 2005.

CHANGES IN CONTROL

We know of no arrangement or events, including the pledge by any person of our securities, which may result in a change in control.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

We anticipate that the next annual meeting of shareholders will be held in May 2008. Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy material related to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices no later than December 29, 2007 in order to be considered for inclusion in the proxy statement for the 2008 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2007 annual meeting of members without including such proposal in the 2008 proxy statement must provide us with a notice of such proposal no later than March 16, 2008. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

As a reporting company, we are subject to the informational requirements of the 1934 Act and accordingly file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.

Our common stock is listed on the American Stock Exchange and the Toronto Stock Exchange under the symbol “UXG.”

ANNUAL REPORT ON FORM 10-KSB

Our Annual Report on Form 10-KSB for the year ended December 31, 2006, including financial statements and schedules, is included with this proxy statement. We will provide a copy of any exhibits to the Form 10-KSB without charge to any shareholder upon request. Please contact William Pass, Vice President and Chief Financial Officer, at 165 S. Union Blvd., Suite 565, Lakewood, Colorado, 80228 to request additional information.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

/s/  Robert R. McEwen
April 25, 2007
Chairman and Chief Executive Officer

US GOLD CORPORATION
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 12, 2007.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.
1. ELECTION OF DIRECTORS:

	For	Withhold		For	Withhold		For	Withhold
01 — ROBERT MCEWEN	☐	☐	02 — DECLAN COSTELLOE	☐	☐	03 — PETER BOJTOS	☐	☐

	For	Withhold		For	Withhold		For	Withhold
04 — MICHELE ASHBY	☐	☐	05 — LEANNE BAKER	☐	☐	06 — ANN CARPENTER	☐	☐

		For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007	☐	☐	☐
B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – US GOLD CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned having duly received the Notice of Annual Meeting and the proxy statement dated April 25, 2007, hereby appoints Robert McEwen and William F. Pass or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of US Gold Corporation held of record by the undersigned on April 23, 2007, at the Annual Meeting of Shareholders to be held on June 12, 2007 at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada at 4:30 p.m. Eastern Time, and at any adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS LISTED ON THE REVERSE SIDE AND FOR THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFER INTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.

VOTING DIRECTION FOR
HOLDERS OF EXCHANGEABLE SHARES
OF US GOLD CANADIAN ACQUISITION CORPORATION
     The undersigned holder (the “Holder”) of exchangeable shares (“Exchangeable Shares”) of US Gold Canadian Acquisition Corporation (the “Company”) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of their votes at the Annual Meeting of the holders of common shares (“Shareholders”) of US Gold Corporation (the “Corporation”) to be held on Tuesday, June 12, 2007 at 4:30 p.m. (Eastern time) (the “Meeting”), as follows:
•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR
•	To instruct the Trustee to appoint a representative of the Corporation’s management as proxy to exercise the votes to which the Holder is entitled as indicated below.
     The Holder is entitled to attend the Meeting in person and may revoke their designation and vote in person, even if the Holder has returned this direction.

The Holder directs that their Exchangeable Shares be voted as follows:
1.	To vote:
	(a)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing ROBERT R. MCEWEN as a director of the Corporation to hold office until the next annual meeting of shareholders;
	(b)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing DECLAN COSTELLOE as a director of the Corporation to hold office until the next annual meeting of shareholders;
	(c)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing PETER BOJTOS as a director of the Corporation to hold office until the next annual meeting of shareholders;
	(d)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing MICHELE ASHBY as a director of the Corporation to hold office until the next annual meeting of shareholders;
	(e)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing LEANNE BAKER as a director of the Corporation to hold office until the next annual meeting of shareholders;
	(f)	FOR ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution electing ANN CARPENTER as a director of the Corporation to hold office until the next annual meeting of shareholders;
and until their successors have been elected and qualified.
2.	To vote FOR ☐ or AGAINST ☐ or WITHHOLD FROM VOTING FOR ☐ the resolution approving the appointment of KPMG LLP as the Corporation’s independent registered accounting firm for the year ending December 31, 2007.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S EXCHANGEABLE SHARES WILL NOT BE VOTED

PLEASE SELECT ONE OF THE FOLLOWING:
☐	Direct the Trustee to Vote Exchangeable Shares as Indicated The Holder hereby directs the Trustee to vote as indicated.
☐	Appointment of Corporation’s Management as Proxy The Holder hereby directs the Trustee to appoint Robert McEwen of Toronto, Ontario, or failing him, William Pass of Denver, Colorado, with full power of substitution, and authorizes them to represent and vote, as indicated above, all of the Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR EXCHANGEABLE SHARES AS INDICATED.
YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING DIRECTION FORM PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

DATED: _____________, 2007.
Signature of Holder

Name of Holder

Number of Exchangeable Shares Held
Notes:
1.	This voting direction will not be valid and will not be acted upon unless it is completed as outlined herein and delivered to the attention of Computershare Trust Company of Canada, Attention: Proxy Department, by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 no later than 3:00 p.m. (Eastern time) on June 8, 2007, or, if the Meeting is adjourned, by 3:00 p.m. (Eastern time) on the second business day prior to the date of the adjourned Meeting, or any further adjournment thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2.	If this voting direction is not signed by the Holder of Exchangeable Shares, the votes to which the Holder of the Exchangeable Shares is entitled will not be exercised.
3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Exchangeable Shares are registered.
5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6.	A Holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof at which the voting direction is to be acted upon or with the Chairman of the Meeting or any adjournment or postponement thereof, and upon either of such deposits, the voting direction is revoked.